                                                                    EXHIBIT 99.1

                                AMENDMENT NO. 4
                                      TO
                         CREDIT AND GUARANTY AGREEMENT


          This AMENDMENT NO. 4, dated as of December 8, 2000 (this
"Amendment"), to the Credit and Guaranty Agreement, dated as of December 9, 1999, as amended by Amendment No. 1, dated as of February 2, 2000, Amendment No. 2, dated as of June 28, 2000 and Amendment No. 3, dated as of August 29, 2000 (as amended, the "Existing Credit Agreement"), by and among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation ("Company"), NORTHPOINT COMMUNICATIONS GROUP, INC., a Delaware corporation ("Parent Guarantor"), CERTAIN SUBSIDIARIES OF COMPANY, as Guarantors, the lenders party thereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, and as Syndication Agent, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as Administrative Agent, and CIT LENDING SERVICES CORPORATION (formerly known as NEWCOURT COMMERCIAL FINANCE CORPORATION, an affiliate of The CIT Group, Inc.), as Documentation Agent.

                                   RECITALS:

          WHEREAS, the terms used herein, including in the preamble and recitals hereto, not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Existing Credit Agreement;

          WHEREAS, Parent Guarantor and Bell Atlantic Corporation (d/b/a Verizon Communications), a Delaware corporation ("Verizon"), entered into an Agreement and Plan of Merger dated as of August 7, 2000 providing for, among other things,
(i) the contribution by Verizon and/or one or more of its wholly-owned Subsidiaries to Verizon Ventures I Inc., a Delaware corporation and a wholly-owned Subsidiary of Verizon ("Verizon Ventures I"), of cash and certain assets used by Verizon in connection with its wholesale digital subscriber line operations in exchange for shares of Verizon Ventures I's common stock, (ii) the merger of a wholly owned subsidiary of Verizon Ventures I with and into Parent Guarantor, with Parent Guarantor surviving as a wholly owned subsidiary of Verizon Ventures I and (iii) the commitment by Verizon or its Subsidiary to provide $200 million in financing to Company (the "Verizon Commitment");

          WHEREAS, on November 29, 2000, Verizon notified the Company that it was terminating the Agreement and Plan of Merger and the Verizon Commitment;

          WHEREAS, as a consequence of the foregoing, Company has requested, and Requisite Lenders have agreed, in each case on the terms and conditions set forth herein, that the Existing Credit Agreement be amended as hereinafter set forth.

                          Northpoint Amendment No. 4

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, each Guarantor, Requisite Lenders and Agents hereby agree as follows:

SECTION 1.  AMENDMENT

          As of the Amendment Effective Date (as defined in Section 2 hereof), the Existing Credit Agreement shall be amended as set forth in this Section 1.

          1.1 The Existing Credit Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

          ""Amendment Effective Date" means the date "Amendment No. 4 to Credit and Guaranty Agreement" shall have become effective in accordance with its terms.

          "Consultant" means the firm of E&Y Capital Advisors LLC ("EYCA")."

          1.2 The definition of "Consolidated Adjusted EBITDA" is hereby amended by deleting the "." at the end thereof and inserting in lieu thereof the following:

          "; provided that Consolidated Adjusted EBITDA for the period ended December 31, 2000 shall exclude from such calculation the payment of $575,000 in retainers to professionals pursuant to Section 2.3 of Amendment No. 4 to Credit and Guaranty Agreement, dated as of December 8, 2000."

          1.3 The definition of "Delayed Draw Term Loan Commitment Termination Date" set forth in Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the date "December 9, 2000" in subsection (ii) thereof and inserting in lieu thereof the date "January 11, 2001".

          1.4 Section 2.1(c) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

               "(c) Notwithstanding anything in this Agreement to the contrary, for the period commencing on the Amendment Effective Date and ending on January 7, 2001, Company shall not deliver to the Administrative Agent a Funding Notice for any Revolving Loan or Delayed Draw Term Loan, any attempt to deliver to Administrative Agent a Funding Notice for any Revolving Loan or Delayed Draw Term Loan prior to January 8, 2001 shall be ineffective, and during such period, the Lenders shall have no obligation to make any Revolving Loan or Delayed Draw Term Loan prior to January 8, 2001."

          1.5 Section 2.3(b)(ii) of the Existing Credit Agreement is hereby amended by deleting the "." at the end thereof and inserting in lieu thereof the following:

               "; provided, however, that notwithstanding anything in this Agreement to the contrary, for the period commencing on the Amendment Effective Date and

                          Northpoint Amendment No. 4
          ending on January 7, 2001, Company shall not deliver to the Administrative Agent a Funding Notice for any Swing Line Loan, any attempt to deliver to Administrative Agent a Funding Notice for any Swing Line Loan prior to January 8, 2001 shall be ineffective, and during such period, Swing Line Lender shall have no obligation to make any Swing Line Loan prior to January 8, 2001."

          1.6 Section 2.4(b) of the Existing Credit Agreement is hereby amended by deleting the "." at the end thereof and inserting in lieu thereof the following:

               "; provided, however, that notwithstanding anything in this Agreement to the contrary, for the period commencing on the Amendment Effective Date and ending on January 7, 2001, Company shall not deliver to the Administrative Agent an Issuance Notice for any Letter of Credit, any attempt to deliver to Administrative Agent an Issuance Notice for any Letter of Credit prior to January 8, 2001 shall be ineffective, and during such period, Issuing Bank shall have no obligation to issue any Letter of Credit prior to January 8, 2001."

          1.7 Section 5.6 of the Existing Credit Agreement is amended by deleting the word "and" at the end of subsection (j) therein, deleting the "." at the end of subsection (k) therein and inserting a ";" in lieu thereof, and inserting immediately thereafter the following:

               "(l) by no later than December 21, 2000, (i) a thirteen week weekly cash flow forecast (commencing January 1, 2001), (ii) a two-year business plan (which includes a detailed financial forecast on a monthly basis for the fiscal year 2001 and on a quarterly basis for the fiscal year 2002) for Company and its Subsidiaries, including without limitation, financial projections and any proposed modifications to Company's operations and businesses, (iii) detailed financial information (including, without limitation, historical monthly financial statements) for the fiscal quarters ended September 30, 2000 and June 30, 2000 (as restated) and for the months of October 2000 and November 2000 and (iv) commencing on December 21, 2000, and on the first Business Day of each week thereafter, actual weekly cash flow results for the preceding week."

          1.8 Section 5.10 of the Existing Credit Agreement is amended by inserting the following at the end thereof:

          "Such Credit Party agrees, upon reasonable prior written notice, (i) to permit Consultant, any agents and any representatives thereof, to
          (A) examine and make copies of and abstracts from the records and books of account of such Credit Party, (B) visit the properties of such Credit Party and examine the Collateral and (C) communicate directly with the independent certified public accountants of such Credit Party, and (ii) to permit Consultant, any agents and any representatives thereof, to discuss the affairs, finances and accounts of such Credit Party with any of their respective officers or directors, financial advisors and investment bankers. Such Credit Party hereby authorizes its independent certified public accountants to disclose to Consultant, any agents and any representatives

                          Northpoint Amendment No. 4
          thereof, which authorization shall be confirmed at the request of the Consultant, any and all financial statements and other information of any kind, including, without limitation, to furnish copies of any management letter, or the substance of any oral information that such accountants may have with respect to the business, financial condition, results of operations or other affairs of such Credit Party, except that such accounting firm shall not be obligated to disclose to the Consultant or any agents and any representatives thereof its work papers or other confidential information, in each case relating to either (1) any preliminary reports or studies conducted by such accountants unrelated to any information previously disclosed to Consultants, any agents or any representatives thereof or
          (2) information provided by the attorneys of such Credit Party with respect to litigation matters if such information is confidential by reason of the applicable attorney work product doctrine."

          1.9 Section 8.1(b) of the Existing Credit Agreement is hereby amended by deleting the phrase "Section 5.4 or Section 6" and replacing it in its entirety with the phrase "Section 5.4, Section 5.6(l) or Section 6", and by inserting immediately after the phrase "relates to Section 5.6" the phrase "(other than Section 5.6(l))".

          1.10 Section 10.2 of the Existing Credit Agreement is hereby amended by inserting immediately after the phrase "Skadden, Arps, Slate, Meagher & Flom LLP" the phrase "and Shearman & Sterling".


SECTION 2.  CONDITIONS PRECEDENT

          This Amendment shall be effective as of the date (the "Amendment Effective Date") on which each of the following conditions shall have been satisfied (or waived in accordance with Section 10.5 of the Existing Credit Agreement), except that Section 3.1 hereof shall become effective solely upon execution of this Agreement by the Credit Parties and delivery to the Administrative Agent of such signature page; provided, each Lender agrees that the execution and delivery to the Company of its signature page hereto shall be deemed to be the acknowledgement of such Lender that each of the following conditions precedent in this Section 2 have been duly satisfied or such Lender has waived the satisfaction thereof:

          2.1 Administrative Agent shall have received sufficient copies of this Amendment, originally executed and delivered by each applicable Credit Party and the Requisite Lenders.

          2.2 Company shall have paid to Administrative Agent a sum equal to all of the reasonable accrued and unpaid out-of-pocket fees of Agents (including without limitation, expenses for telephonic conferences, travel and lodging), fees and expenses of counsel and financial advisors for Lenders and Administrative Agent, including without limitation the fees and expenses of EYCA, Shearman & Sterling and Skadden, Arps, Slate, Meagher & Flom LLP.

                          Northpoint Amendment No. 4

          2.3 Company shall have paid to the Administrative Agent a retainer in the amount of $575,000, of which $250,000 shall be paid to Shearman & Sterling, counsel to Lenders, $75,000 shall be paid to Sidley & Austin, counsel to CIBC, as Administrative Agent and $250,000 shall be paid to EYCA as financial advisors for Administrative Agent and Lenders, for application against future fees and expenses.

          2.4 Company shall have provided Administrative Agent with (i) a thirteen week weekly cash flow forecast (commencing the week of December 1, 2000), (ii) reasonably detailed information relating to the aging of Company's and its Subsidiaries' accounts receivable and any analysis prepared by the Company relating to accounts receivable reserves and (iii) revenue recognition schedules.

Upon the occurrence of the Amendment Effective Date, the Existing Credit Agreement as amended by this Amendment and all references in any other Credit Document (including this Amendment) to the Existing Credit Agreement shall be a reference to such Agreement as amended hereby.

SECTION 3.  ADDITIONAL AGREEMENTS

          3.1 Company agrees that notwithstanding Section 2.1(b)(v) of the Existing Credit Agreement or anything in the Credit Documents to the contrary, and without prejudice to the rights of Administrative Agent and Lenders to make or not make any Loan to Company as provided in the Credit Documents, if Company shall have delivered to Administrative Agent a Funding Notice with respect to any Revolving Loan or the Delayed Draw Term Loan (including any Funding Notice deemed to have been delivered pursuant to Section 2.1(c) of the Existing Credit Agreement), Administrative Agent shall have no obligation to make funds in respect of such Funding Notice available to Company prior to 5 p.m. New York City time on December 11, 2000. In the event this Amendment shall become effective prior to 5 p.m. New York City time on December 11, 2000, then any Funding Notice delivered to the Administrative Agent (including any Funding Notice deemed delivered under the Existing Credit Agreement) shall be deemed to have been irrevocably withdrawn by Company without further action by Company and such deemed notice shall have no force and effect.

          3.2 The obligation of any Lender to make any Loan, or Issuing Bank to issue any Letter of Credit, on any Credit Date during the period of January 8, 2001 through and including January 11, 2001, are subject to the satisfaction of all conditions precedent set forth in Section 4.2 of the Existing Credit Agreement, including, without limitation, the delivery of a certificate of Company's chief financial officer as of such Credit Date stating that (i) as of December 11, 2000 and as of the relevant Credit Date, the representations and warranties contained in the Existing Credit Agreement and in the other Credit Documents were and shall be true and correct in all material respects on and as of December 11, 2000 and as of that Credit Date to the same extent as though made on and as of such date,
     (ii) the Maximum Consolidated Adjusted EBITDA Losses (as defined in the Existing Credit Agreement) for the fiscal quarter ended December 31, 2000 shall not exceed ($85,000,000) and (iii) the Consolidated Senior Debt to Consolidated

                          Northpoint Amendment No. 4

     Capitalization ratio for the fiscal quarter ended December 2000 shall not exceed 0.25:1.00.

          3.3 The Lenders hereby agree to temporarily waive any Default or Event of Default that would arise under Section 6.7(a)(iv) of the Existing Credit Agreement from (and including) January 1, 2001 to the earlier of (i) the date immediately preceding any Credit Date on which the Company has requested under a Funding Notice a Loan or issuance of a Letter of Credit and (ii) January 10, 2001 (the "Waiver Expiry Date") and upon the Waiver Expiry Date, such temporary waiver shall expire and have no further force and effect.

SECTION 4.  WAIVER AND RELEASE

          Company, Parent Guarantor, Northpoint Communications of Virginia, Inc. and Northpoint Europe, Inc. hereby waive and agree not to assert any claims or causes of action arising before the Amendment Effective Date against the Lenders, the Lead Arranger, the Syndication Agent, the Administrative Agent or the Documentation Agent or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, arising out of or otherwise relating to, or in connection with, this Amendment, the Loans, the actual or proposed use of the proceeds of the Loans or the Letters of Credit, the Credit Documents or any of the transactions entered into in connection therewith; provided, that nothing in this Section 4 shall relieve any Lender or any Agent from any of their obligations and agreements under this Amendment or any other Credit Documents.

SECTION 5.  REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS

          5.1 On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes and other Credit Documents to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended and otherwise modified hereby.

          5.2 The Existing Credit Agreement, the Notes and each of the other Credit Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed by the Credit Parties. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under and in respect of the Credit Documents, as amended and otherwise modified by this Amendment.

          5.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT AS SET FORTH IN SECTION 3.3 HEREOF, THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AMENDMENT SHALL NOT OPERATE AS A WAIVER OF ANY RIGHT,

                          Northpoint Amendment No. 4

     ASSERTION, ACT, POSITION, POWER OR REMEDY OF ANY LENDER OR ANY AGENT UNDER ANY OF THE CREDIT DOCUMENTS, NOR CONSTITUTE A WAIVER OF ANY PROVISION OF ANY OF THE CREDIT DOCUMENTS INCLUDING, WITHOUT LIMITATION, THE EXISTENCE AS OF THE DATE HEREOF OR ANY DATE HEREAFTER, OF ANY EVENT, OCCURRENCE, ACT, CHANGE OR OMISSION WHICH (A) CONSTITUTES, OR WITH THE PASSAGE OF TIME WOULD CONSTITUTE, A DEFAULT OR AN EVENT OF DEFAULT UNDER ANY CREDIT DOCUMENT, (B) HAS, OR WITH THE PASSAGE OF TIME WOULD HAVE CAUSED, CAUSES, EVIDENCED OR EVIDENCES, A MATERIAL ADVERSE EFFECT (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) OR (C) CONSTITUTES, OR WITH THE PASSAGE OF TIME WOULD CONSTITUTE, A BREACH OF ANY REPRESENTATION OR WARRANTY or covenant UNDER THE EXISTING CREDIT AGREEMENT.

SECTION 6.  COSTS AND EXPENSES

          In addition to all of its obligations under Section 10.2 of the Existing Credit Agreement, the Company hereby agrees to pay, upon demand, (i) all costs and expenses of the Lenders and the Agents incurred or to be incurred (including, without limitation, the reasonable fees and expenses of counsel and financial advisors for the Lenders and the Agents) in connection with the preparation, execution, delivery of this Amendment and (ii) all costs and expenses of the Lenders and the Agents (including, without limitation, the reasonable fees and expenses of Shearman & Sterling, as counsel to the Lenders, Sidley & Austin as counsel to the Administrative Agent, EYCA, as financial advisor to the Lenders and the Administrative Agent and any other local counsel retained by the Lenders or the Administrative Agent) in connection with the review of legal, financial and related documents and information, the review of Collateral and Collateral Documents and any other matters related to the Existing Credit Agreement or Credit Documents.

SECTION 7.  MISCELLANEOUS

          7.1 This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

          7.2 In case any provision in or obligation hereunder or any Credit Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          7.3 Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                          Northpoint Amendment No. 4

          7.4 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7.5 EACH OF THE COMPANY, THE GUARANTORS, THE AGENTS AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENTS OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

          7.6 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart thereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  [Remainder of page intentionally left blank]

                          Northpoint Amendment No. 4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              NORTHPOINT COMMUNICATIONS, INC., as Company


                              By:
                                   --------------------------------------
                              Name:
                              Title:

                              NORTHPOINT COMMUNICATIONS GROUP, INC., as Parent Guarantor


                              By:
                                   --------------------------------------
                              Name:
                              Title:

                              NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., as a Subsidiary Guarantor


                              By:
                                   --------------------------------------
                              Name:
                              Title:

                              NORTHPOINT EUROPE, INC., as a Subsidiary Guarantor


                              By:
                                   --------------------------------------
                              Name:
                              Title:


                          Northpoint Amendment No. 4

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Lead Arranger, Syndication Agent and a Lender


By:
     --------------------------------------
            Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent, Swing Line Lender and Issuing Bank


By:
     --------------------------------------
Name:
Title:

CIBC INC., as a Lender


By:
     --------------------------------------
Name:
Title:

CIT LENDING SERVICES CORPORATION (formerly known as NEWCOURT COMMERCIAL FINANCE
CORPORATION, an affiliate of The CIT Group, Inc.), as Documentation Agent and as a Lender


By:
     --------------------------------------
Name:
Title:


                          Northpoint Amendment No. 4

FLEET NATIONAL BANK, as a          FIRST UNION NATIONAL BANK, as a
Lender                             Lender


By:                                By:
     --------------------------         -------------------------------
Name:                              Name:
Title:                             Title:

BANK OF MONTREAL, as a Lender      PNC BANK, NATIONAL ASSOCIATION,
                                   as a Lender


By:                                By:
     --------------------------         -------------------------------
Name:                              Name:
Title:                             Title:

BARCLAYS BANK PLC, as a Lender     FINOVA CAPITAL CORPORATION, as
                                   a Lender


By:                                By:
     --------------------------         -------------------------------
Name:                              Name:
Title:                             Title:

COAST BUSINESS CREDIT A            UNION BANK OF CALIFORNIA, as a
DIVISION OF SOUTHERN PACIFIC       Lender
BANK, as a Lender


By:                                By:
     --------------------------         -------------------------------
Name:                              Name:
Title:                             Title:

CREDIT SUISSE FIRST BOSTON,        FRANKLIN FLOATING RATE TRUST,
as a Lender                        as a Lender


By:                                By:
     --------------------------         -------------------------------
Name:                              Name:
Title:                             Title:

By:
     --------------------------
Name:
Title:


                          Northpoint Amendment No. 4

CREDIT LYONNAIS NEW YORK
BRANCH, as a Lender


By:
     ---------------------------
Name:
Title:

ELC (CAYMAN) LTD., as a Lender


By:
     ---------------------------
Name:
Title:


ELC (CAYMAN) LTD. CDO SERIES
1999-I, as a Lender


By:
     ---------------------------
Name:
Title:

HELLER FINANCIAL, INC., as a
Lender


By:
     ---------------------------
Name:
Title:


                          Northpoint Amendment No. 4